UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 30, 2004

Ferrellgas Partners, L.P.
Ferrellgas Partners Finance Corp.
Ferrellgas, L.P.
Ferrellgas Finance Corp.

_________________

        (Exact name of registrants as specified in their charters)

Delaware	001-11331	43-1698480
Delaware	333-06693	43-1742520
Delaware	000-50182	43-1698481
Delaware	000-50183	14-1866671
(States or other	Commission file numbers	(I.R.S. Employer Identification of Nos.)
jurisdictions of incorporation or organization)

One Liberty Plaza, Liberty, Missouri 64068

        (Address of principal executive offices) (Zip Code)

        Registrants’ telephone number, including area code: (816) 792-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 7.01 REGULATION FD DISCLOSURE

On September 30, 2004, Ferrellgas Partners, L.P. issued a press release regarding its financial results for the fourth fiscal quarter and fiscal year ended July 31, 2004. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)     The following material is furnished as an exhibit to this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Press release of Ferrellgas Partners, L.P. dated September 30, 2004, reporting its financial results for the fourth fiscal quarter and fiscal year ended July 31, 2004.

Limitation on Incorporation by Reference and Materiality

The information, including the exhibit furnished herewith, in this Current Report on Form 8-K is being furnished to the SEC pursuant to Item 2.02 and Item 7.01 of Form 8-K and is not to be deemed “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18. In addition, the information in this Current Report is not to be incorporated by reference into any registration statement of Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. or Ferrellgas Finance Corp. or other filings of such entities made pursuant to the Exchange Act or the Securities Act, unless specifically identified as being incorporated therein by reference.

The furnishing of the information in this Current Report, including the exhibit furnished herewith, pursuant to Item 7.01 of Form 8-K is not intended to, and does not, constitute a determination or admission by Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. or Ferrellgas Finance Corp. as to the materiality or completeness of any such information that is required to be disclosed solely by Regulation FD of the Exchange Act.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FERRELLGAS PARTNERS, L.P. By Ferrellgas, Inc. (General Partner)
Date: September 30, 2004	By /s/ Kevin T. Kelly
Kevin T. Kelly Senior Vice President and Chief Financial Officer
FERRELLGAS PARTNERS FINANCE CORP.
Date: September 30, 2004	By /s/ Kevin T. Kelly
Kevin T. Kelly Senior Vice President and Chief Financial Officer
FERRELLGAS, L.P. By Ferrellgas, Inc. (General Partner)
Date: September 30, 2004	By /s/ Kevin T. Kelly
Kevin T. Kelly Senior Vice President and Chief Financial Officer
FERRELLGAS FINANCE CORP.
Date: September 30, 2004	By /s/ Kevin T. Kelly
Kevin T. Kelly Senior Vice President and Chief Financial Officer